AGREEMENT BETWEEN
                               CAPE BANCORP, INC.
                                       AND
               JAMES J. LYNCH AND PATRIOT FINANCIAL PARTNERS, L.P.

     This Agreement is made this 9th day of February 2009 by and between (i) James J. Lynch ("Lynch") and Patriot Financial Partners, L.P. ("Patriot"), as that term is defined in paragraph 4(vi), each having an office at Cira Center, 2929 Arch Street, 27th Floor, Philadelphia, Pennsylvania 19104, and (ii) Cape Bancorp, Inc. ("Cape"), having an office at 225 North Main Street, Cape May Court House, New Jersey 08210.

                                    RECITALS

     WHEREAS, Lynch has confirmed his interest in serving on the Board of Directors of Cape and Cape Bank;

     WHEREAS, Cape's Board has received a recommendation from the Nominating and Corporate Governance Committee to appoint Lynch to the Board, and the Board has met and interviewed Lynch and has reviewed his qualifications and experience, and believes that Lynch's membership on the Board of Directors of Cape would serve the long-term interests of Cape and its stockholders; and

     WHEREAS, in consideration of the Board's decision to appoint Lynch to the Board of Directors of Cape, Patriot and Lynch have agreed to enter into this Agreement with Cape;

     NOW, THEREFORE, in consideration of the recitals and the representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the parties hereto agree as follows:

     1. Representations and Warranties of Patriot. Patriot hereby represents and warrants to Cape as follows:

     (i) Exhibit A sets forth the total number of shares of capital stock of Cape which are beneficially owned by Patriot or any affiliate of Patriot (as such terms are defined in paragraphs 4(vi) and 4(ii) hereof, respectively, with each entity or individual included in the definition of Patriot referred to individually as a "Patriot Group Member").

     (ii) Patriot has fully disclosed in Exhibit A the total number of shares of capital stock of Cape which it and each Patriot Group Member beneficially owns (and to the best of their knowledge, each affiliate of Patriot owns), and neither Patriot nor any Patriot Group Member has a right to vote any shares of the capital stock of Cape other than as disclosed in Exhibit A.

     (iii) Patriot has full and complete authority to enter into this Agreement and to bind to the terms of this Agreement the entire number of shares of the capital stock of Cape in which it or any Patriot Group Member has a beneficial ownership interest and this Agreement constitutes a valid and binding agreement of Patriot.

     (iv) Lynch hereby represents and warrants that he has the authority to bind Patriot to this Agreement and that by his signature below he binds himself and Patriot.

     2. Covenants of Cape. Cape covenants and agrees that during the Term of this Agreement, as defined in paragraph 6 hereof:

     (i) Simultaneous with the execution and delivery of this Agreement, the Board of Directors of Cape will appoint Lynch to fill the current vacancy on the Board of Directors of Cape for an initial term commencing at the February 2009 meeting of Cape's Board of Directors and ending at the time of Cape's 2011 annual meeting of stockholders.

     (ii) Simultaneous with the execution and delivery of this Agreement, Cape shall take such action as may be necessary to (a) appoint Lynch to fill the current vacancy on the Board of Directors of Cape Bank for an initial term commencing at the February 2009 meeting of Cape Bank's Board of Directors and ending at the time of Cape Bank's 2009 annual meeting of sole stockholder, and
(b) elect Lynch to the Board of Directors of Cape Bank at the 2009 annual meeting of sole stockholder to the class of directors whose terms expire at the 2011 annual meeting of sole stockholder .

     (iii) After such appointments effected pursuant to paragraphs 2(i) and 2(ii) above, so long as Patriot beneficially owns at least 4.9% of the issued and outstanding shares of common stock of Cape, Cape will be required to nominate Lynch to its Board of Directors and to recommend to Cape's stockholders the election of Lynch at Cape's annual meeting of stockholders, subject to the exercise of each Cape director's fiduciary duties. If Patriot no longer beneficially owns the minimum number of shares of common stock of Cape specified in the prior sentence, Cape will have no further obligations under this paragraph 2(iii). Cape shall use its reasonable best efforts to have Lynch elected as a director of Cape and Cape shall solicit proxies for Lynch to the same extent as it does for any of its other nominees to the Board of Directors. In addition to the foregoing, so long as Patriot owns at least 4.9% of Cape's issued and outstanding shares of common stock, Cape shall take all necessary steps to have Lynch continue to be elected as a director of Cape Bank and shall vote its shares of Cape Bank stock in favor of Lynch's election as a director of Cape Bank, in each case subject to the exercise of Cape's fiduciary duties.

     3. Covenants of Lynch and Patriot. Each of Lynch and Patriot covenants and agrees that during the Term of this Agreement:

     (i) They shall not acquire, or offer or agree to acquire, or act in concert with any affiliate, group or other person to acquire, or offer or agree to acquire, directly or indirectly, beneficial ownership of, or the right to vote, any shares of capital stock of Cape or any securities convertible into such capital stock that would result in Patriot's beneficial ownership (as would be reported pursuant to Section 13(d) of the Securities Exchange Act of 1934, as

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

amended) in the aggregate of 19.9 % or more of any class of voting securities of Cape.

     (ii) They shall not directly or indirectly solicit, or act in concert with any affiliate, group or other person to solicit, "proxies," or directly or indirectly become a "participant" or otherwise engage in any "solicitation" (as such terms are defined in Regulation 14A under the Securities Exchange Act of 1934, as amended) with respect to any matter not recommended or approved by Cape's Board of Directors or engage in any of the foregoing activities on behalf of any nominee for election as a director who is not supported or was not nominated by Cape's Board of Directors.

     (iii) They shall not directly or indirectly submit or encourage the submission of any nomination for election as director or any stockholder proposal for business at a meeting of Cape's stockholders.

     (iv) They shall vote, and shall require each Patriot Group Member to vote, all shares beneficially owned (a) in favor of any nominee for election as director submitted by Cape's Board of Directors, (b) against any nominee for election as director not submitted by, or who is opposed by Cape's Board of Directors, and (c) in accordance with the recommendations of Cape's Board of Directors on all procedural matters. Furthermore, they shall not, nor shall they act in concert with any affiliate, group or other person to join with or assist any person or entity, directly or indirectly in opposing, or make any statement in opposition to, any director nomination submitted by Cape's Board of Directors to a vote of Cape's stockholders.

     (v) They shall not vote, nor shall they act in concert with any affiliate, group or other person to vote, for any nominee or nominees for election to the Board of Directors of Cape, other than those nominated by Cape's Board of Directors, and no Patriot Group Member shall consent to become a nominee for election as a director of Cape unless such person has been nominated by Cape's Board of Directors.

     (vi) They shall not directly or indirectly act in concert with any group or other person to acquire Cape, and if any offer or inquiry concerning an offer to acquire Cape shall be received they shall refer such offer or inquiry directly and solely to the Chairman of the Board of Directors and/or to the Chief Executive Officer of Cape.

     (vii) They shall not directly or indirectly participate or act in concert with any affiliate, group or other person to participate, by encouragement or otherwise, in any litigation against or derivatively on behalf of Cape, except for testimony which may be required by law, and except as may occur in the ordinary course of business with respect to any loan, deposit or other transaction where a Patriot Group Member or an affiliate is dealing with Cape as a customer.

     (viii) They shall not provide, nor shall they act in concert with any person to provide, any funds, services or facilities, to any person in support of any activity by such person that would be a violation of their covenants under the provisions of this paragraph 3 if undertaken by any of them.

     (ix) Nothing contained in this paragraph 3 shall be interpreted to prohibit

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

Lynch from voting, as a director, in such manner as he deems appropriate on any matter which may come before the Board of Directors or any committee of Cape or Cape Bank, nor shall the same prohibit him from including in any disclosure by Cape under the Securities Exchange Act of 1934, any statement explaining his vote if he is required by law or regulation to include such an explanation in such disclosure.

     4. Definitions. As used in this Agreement, the following terms shall have the meanings indicated, unless the context otherwise requires:

          (i) The term "acquire" means every type of acquisition, whether effected by purchase, exchange, operation of law or otherwise.

          (ii) The term "acting in concert" means (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, or (ii) a combination of pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

          (iii) The term "affiliate" means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another person.

          (iv) The terms "beneficial ownership" or "beneficially owned" shall be determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

          (v) The term "control" (including the terms "controlling," "controlled by," and "under common control with") means the possession, direct or indirect, or the power to direct or cause the direction of the management, activities or policies of a person or organization, whether through the ownership of capital stock, by contract, or otherwise.

          (vi) The term "Patriot Financial Partners, L.P." or "Patriot" shall mean Patriot Financial Partners, L.P., a Delaware limited partnership; Patriot Financial Partners Parallel, L.P., a Delaware limited partnership; Patriot Financial Partners GP, L.P., a Delaware limited partnership; Patriot Financial Partners GP, LLC, a Delaware limited liability company;
     W. Kirk Wycoff; Ira M. Lubert; James J. Lynch; and/or any person affiliated with the persons specified in this paragraph.

          (vii) The term "person" includes an individual, group acting in concert, a corporation, a partnership, an association, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate, or any other group formed for the purpose of acquiring, holding or disposing of the equity securities of Cape.

          (viii) The term "vote" means to vote in person or by proxy, or to give or authorize the giving of any consent as a stockholder on any matter.

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

     5.  Remedies.  Cape and  Patriot  acknowledge  and  agree  that a breach or threatened breach by either party may give rise to irreparable injury inadequately compensable in damages, and accordingly each party shall be entitled to injunctive relief to prevent a breach of the provisions hereof and to enforce specifically the terms and provisions hereof in any state or federal court having jurisdiction, in addition to any other remedy to which such aggrieved party may be entitled to at law or in equity. In the event either party institutes any legal action to enforce such party's rights under, or recover damages for breach of, this Agreement, the prevailing party or parties in such action shall be entitled to recover from the other party or parties all costs and expenses, including but not limited to actual attorneys' fees, court costs, witness fees, disbursements and any other expenses of litigation or negotiation, incurred by such prevailing party or parties. Each Patriot Group Member shall have the right of contribution from the each other Patriot Group Member for any damages paid or expenses incurred (including attorneys' fees) pursuant to this provision.

     6. Term. This Agreement shall remain in effect (the "Term of this Agreement") until the later of (i) the completion of the 2011 annual meeting of stockholders of Cape, and (ii) the date Lynch is no longer a member of the Board of Directors of Cape and Cape Bank.

     7. Publicity. Any press release or other publicity with respect to this Agreement or any provisions hereof shall be jointly prepared and issued by the parties hereto. During the Term of this Agreement, no party to this Agreement shall cause, discuss, cooperate or otherwise aid in the preparation of any press release or other publicity concerning any other party to this Agreement or its operations without prior approval of such other party.

     8. Notices. All notice requirements and other communications shall be deemed given when delivered or on the third succeeding business day after being mailed by registered or certified mail, return receipt requested, addressed to Patriot and Cape below:

         Patriot:                        James J. Lynch
                                         Cira Center, 2929 Arch Street
                                         27th Floor
                                         Philadelphia, Pennsylvania 19104

         With a copy to:                 Raymond A. Tiernan, Esq.
                                         Elias, Matz, Tiernan & Herrick L.L.P.
                                         734 15th Street, NW, 11th Floor
                                         Washington, D.C. 20005

         Cape:                           Michael D. Devlin, President
                                         and Chief Executive Officer
                                         Cape Bancorp, Inc.
                                         225 North Main Street
                                         Cape May Court House, New Jersey 08210

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


         With a copy to:                 Eric Luse, Esq.
                                         Luse Gorman Pomerenk & Schick, PC
                                         5335 Wisconsin Avenue, N.W.
                                         Washington, D.C.  20015

     9. Governing Law and Choice of Forum. Maryland law, unless applicable federal law or regulation is deemed controlling, shall govern the construction and enforceability of this Agreement. Any and all actions concerning any dispute arising hereunder shall be filed and maintained in a state or federal court, as appropriate, sitting in the State of New Jersey, in either Cape May County or Atlantic County.

     10. Severability. If any term, provision, covenant or restriction of this Agreement is held by any governmental or regulatory authority or a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     11.   Survival  of   Representations.   Warranties  and   Agreements.   All
representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

     12. Amendments. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by all of the parties hereto.

     13. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but each of which together shall constitute one and the same agreement.

     14. Duty to Execute. Each party agrees to execute any and all documents, and to do and perform any and all acts and things necessary or proper to effectuate or further evidence the terms and provisions of this Agreement.

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


     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the undersigned or duly authorized officers thereof as of the day and year first above written.


                                     /s/ James J. Lynch
                                     -------------------------------------------
                                     James J. Lynch, personally and as agent for
                                     the persons and entities named in Paragraph
                                     4(vi)



                                     /s/ Michael D. Devlin
                                     ------------------------------------
                                     Michael D. Devlin, President and Chief
                                     Executive Officer, Cape Bancorp, Inc. and
                                     Cape Bank.

                                                                    Exhibit A



The following are members of the Patriot Financial Group:

     o Patriot Financial Partners, L.P., a Delaware limited partnership (the "Patriot Fund");

     o    Patriot  Financial  Partners   Parallel,   L.P.,  a  Delaware  limited
          partnership (the "Patriot Parallel Fund" and together with the Patriot Fund, the "Funds");

     o Patriot Financial Partners GP, L.P., a Delaware limited partnership and general partner of the Funds ("Patriot GP");

     o Patriot Financial Partners GP, LLC, a Delaware limited liability company and general partner of Patriot GP ("Patriot LLC"); and

     o W. Kirk Wycoff, Ira M. Lubert and James J. Lynch as general partners of the Funds and Patriot GP and as members of Patriot LLC.

The members of Patriot Financial Group and their affiliates beneficially own the following number of shares of common stock of Cape:

Patriot Fund beneficially owns 655,051 shares of common stock of Cape.

Patriot Parallel Fund beneficially owns 221,154 shares of common stock of Cape.

Because (i) Messrs. Wycoff, Lubert and Lynch serve as general partners of the Funds and Patriot GP and as members of Patriot LLC, (ii) Patriot LLC serves as general partner of Patriot GP and (iii) Patriot GP serves as general partner of the Funds, each of Messrs Wycoff, Lubert and Lynch, Patriot LLC and Patriot GP may be deemed to beneficially own the 876,205 shares of common stock of Cape held by the Funds.



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